Events Subsequent To the Date of the Form 10-Q Filed On November 14, 2022	9 Months Ended
Sep. 30, 2022
Events Subsequent To the Date of the Form 10-Q Filed On November 14, 2022 [Abstract]
EVENTS SUBSEQUENT TO THE DATE OF THE FORM 10-Q FILED ON NOVEMBER 14, 2022

NOTE 11 — EVENTS SUBSEQUENT TO THE DATE OF THE FORM 10-Q FILED ON NOVEMBER 14, 2022

On November 23, 2022, the Company issued a promissory note (the “Near Extension Note”), dated as of November 18, 2022, in the aggregate principal amount of up to $686,690, to Near. The Near Extension Note relates to the final two payments of the Company’s extension funds of $343,345 each to be deposited into the Trust Account for each month in which the date by which the Company must consummate its initial business combination is extended, from July 11, 2022 until January 11, 2023. As of January 17, 2023, the full amount of $686,690 has been drawn down on the Near Extension Note.

On December 23, 2022, Kludein and Near entered into Amendment No. 2 to the Agreement and Plan of Merger revising the implied equity value for the company stockholders of approximately $675 million to approximately $575 million subject to customary closing conditions. As of January 17, 2023, the merger transaction is expected to close in the first quarter 2023.

At the special meeting of stockholders on January 6, 2023 in connection with the Extension, stockholders holding 9,786,530 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $101 million (approximately $10.32 per share), which included $1,190,676 of interest earned on the Trust Account which was not previously used to pay the Company’s tax obligation, has been removed from the Trust Account to pay such holders. Following redemptions, KludeIn has 617,864 Public Shares outstanding.

On January 17, 2023, the Company entered into Amendment No. 3 to the Agreement and Plan of Merger, pursuant to which the minimum cash condition to Closing was revised such that, upon the Closing, KludeIn is required to have cash and cash equivalents, including funds remaining in the Trust Account (after giving effect to the payment of Public Stockholder redemptions) and the proceeds of any funded Transaction Financing, prior to the payment of the Company’s unpaid expenses and before repayment of any loans owed by the Company to its sponsor, at least equal to $95,000,000 less the aggregate amount of proceeds of any Permitted Equity Financing and any Permitted Debt of Near or any other Target Company that is available to any of them following the Closing or that previously has been drawn down by any of them prior to the Closing, including amounts in escrow that would be eligible to be requested following the Closing and amounts that may be requested following the Closing that are contingent upon the occurrence of specified events or the satisfaction of certain conditions precedent, whether or not such events actually occur or such conditions ultimately are satisfied.

Subsequent to September 30, 2022, KludeIn drew down an additional $152,500 under the Working Capital Loan.